--------------------------------------------------------------------------------







                                  ANNUAL REPORT









================================================================================

                             The Thurlow Growth Fund

================================================================================




















                                  June 30, 2001

The Thurlow Funds, Inc. Annual Report Letter to Shareholders
6-30-2001


Dear fellow shareholders,

No doubt about it, growth investing in the last twelve months has been horrible. In the twelve months to June 30, 2001, the NASDAQ Composite, a rough proxy for stocks of growth companies, has lost 45.5%. The Standard & Poor's 500, which is usually a much safer index, has lost 15.9% during the same period. Together with the losses from the previous twelve months, these two indexes have suffered the worst bear market since 1973-1974.

A little perspective is in order here. While it is true that the current bear market is worse than the sell-offs we had in say, October, 1997, we need to ask ourselves if this drop signals anything fundamentally wrong with the American economy. Bluntly put, are we headed for a 1930's type depression? Or maybe a decade-long Japanese-style decline? All economic signs point to a resounding "no."

First, keep in mind that whenever unemployment stays this low for this long, a recession usually follows. In fact, recent research done by Dr. Chris Katcher of the William O'Neil Company revealed that in the past 55 years, whenever unemployment in the United States remains below 4.5% for more than one year, a recession always follows within two years. Since early 1998 the United States has had an unprecedented low unemployment rate, less than 4.5%, for over three straight years. In that light, we are long overdue for a recession.

Further, in the years 1997 through 1999, real growth in the United States Gross Domestic Product averaged over 4% annually, which is unusually high for a three-year period.

During the late 1990's the stock market also had remarkable success. For the calendar years 1995, 1996, 1997, 1998 and 1999, the Standard & Poor's 500 Index had gains of 34%, 20%, 33%, 29% and 21%, respectively. In 1999 alone, the NASDAQ Composite had an 80% return. These returns are far above the traditional equity return of 8% per year.

And while unemployment was so low, and GDP and stock returns so high for so long, inflation rarely made an appearance. In fact, in 1998, and in mid-2001, deflation actually made an appearance.

Simply put, the economy, unemployment, inflation, everything economic has been in almost perfect alignment for an unusually long amount of time. The economy was bound to slow down. As tempting as it is to blame any of our political leaders, the Federal Reserve, high-paid CEO's, the dot-coms, and anyone else for our current economic woes, the current bear market and economic slowdown were inevitable. We were bound to experience a slowdown similar to this, and the market was bound to experience losses.

Of course, one can naturally ask, when will the good times return? Only time will tell for sure, but market advances on strong volume are what we will be looking for. And if past is prologue, this will come when the various economic reports we have every week start to show strength in the broader economy, and an increase in capital spending. Already the Semiconductor Industry Association is forecasting a rebound in semiconductor orders by the end of calendar year 2001. We need to hear of more reports like these.

Regarding the earlier market set-backs referred to above: past market sell-offs, especially 1929-1933 and to a lesser extent 1973-1974, are filled with examples of ways government gets involved and makes conditions even worse. Specifically, in 1929, in response to the market sell-off and economic slow-down experienced in the United States, the government raised taxes, raised trade barriers, and raised interest rates. In retrospect, it is no wonder that the economy in the 1930's was so bad.

Fast forward to 2001, and we can see the best reasons for hope in the current economy and stock market. For once, government is doing the right things at the right time: interest rates, taxes, and trade barriers are all coming down at the same time. The only government action that is now actually hurting the economy comes from the government's current surplus, which drains liquidity from an already-slowing economy. However, in light of the recent government actions on interest rates, taxes and trade barriers, government action in the current environment is a net positive.

Rarely has an economy had such encouraging developments as we do at this very moment. These are compelling reasons for bullishness. When the good times return
- and they will someday - our goal is to capitalize on the opportunities that present themselves and outperform the major market indexes like we did in past favorable market environments.

We  thank  all  The  Thurlow  Growth  Fund   shareholders  for  their  continued
confidence.

Thomas F. Thurlow

/s/ Thomas F. Thurlow

Portfolio Manager
The Thurlow Growth Fund

================================================================================
The Thurlow Growth Fund
================================================================================

                                                         Schedule of Investments
                                                                   June 30, 2001
--------------------------------------------------------------------------------
 Shares/Principal Amount                              Market Value   % of Assets
--------------------------------------------------------------------------------

Biotechnology & Drugs
         1,000 Cima Labs, Inc.*                       $    78,500
         1,100 Elan Corp.,Plc ADR*                         67,100
         3,000 Women First Health Care*                    26,700
                                                      ------------
                                                          172,300         5.35%
                                                      ------------
Business Services
         2,100 Ebay, Inc.*                                143,829         4.47%
                                                      ------------

Casinos & Gaming
         3,800 Alliance Gaming Corp.*                     149,226         4.63%
                                                      ------------

Coal
         3,000 Headwaters, Inc.*                           48,000         1.49%
                                                      ------------

Communication Services
         3,000 Metro One Telecommunications*              194,610         6.04%
                                                      ------------

Computer Hardware
         3,000 Riverstone Networks, Inc.*                  59,670         1.85%
                                                      ------------

Computer Networks
           500 Brocade Communications Systems*             21,995         0.68%
                                                      ------------

Computer Peripherals
           500 Emulex Corp.*                               20,200         0.63%
                                                      ------------

Computer Services
         2,500 Expedia, Inc.*                             116,500
         4,400 Pec Solutions, Inc.*                        97,240
         1,500 Register.com Inc.*                          23,235
         2,000 Webex Communications, Inc.*                 53,320
                                                      ------------
                                                          290,295         9.02%
                                                      ------------
Construction Services
           200 Beazer Homes USA, Inc.*                     12,698         0.39%
                                                      ------------

 Electric Utilities
           200 Calpine Corp.*                               7,560         0.23%
                                                      ------------

 Financial Services
         5,000 American Home Mortgage*                     59,500
         1,500 Americredit Corp.*                          77,925
                                                      ------------
                                                          137,425         4.27%
                                                      ------------
 Medical Equipment and Supplies
         2,500 Cantel Medical Corp.*                       67,150         2.09%
                                                      ------------

 Personal Services
         3,600 Hotel Reservations Network A*          $   167,508
         1,500 Travelocity.com, Inc.*                      46,050
                                                      ------------
                                                          213,558         6.63%
                                                      ------------
 Real Estate Operations
         1,000 Homestore.com, Inc.*                        34,960         1.09%
                                                      ------------

 Recreational Products
         3,100 Action Performance Co.*                     77,500         2.41%
                                                      ------------

 Retail
           950 Chico's FAS, Inc.*                          28,263
         4,500 Carmax Group*                               71,820
         1,500 Coach, Inc.*                                57,075
         3,700 Group 1 Automotive, Inc.*                  109,520
         5,200 Rite Aid Corp.*                             46,800
                                                      ------------
                                                          313,478         9.74%
                                                      ------------
 Schools
         1,500 University Of Phoenix Online*               63,750         1.98%
                                                      ------------

 Semiconductors
         3,300 Cirrus Logic, Inc.*                         75,999
         3,900 Genesis Microchip, Inc.*                   140,985
         1,800 Microtune, Inc.*                            39,600
         1,100 Pixelworks, Inc.*                           39,314
         2,000 Qlogic Corp.*                              128,900
                                                      ------------
                                                          424,798        13.19%
                                                      ------------
 Software & Programming
         2,000 Borland Software Corp.*                     31,200
         2,500 Cryptologic, Inc.*                          56,975
         1,500 PeopleSoft, Inc.*                           73,845
         2,000 Serena Software, Inc.*                      72,680
                                                      ------------
                                                          234,700         7.29%
                                                      ------------

               Total Common Stocks                      2,687,702        83.47%
                                                      ------------

 Repurchase Agreement
       158,000 Fountain Square Reserves, 3.44% dated
               6/29/01 due 7/2/01, maturity value of
               $158,045.29, (collateralized by Federal
               National ARM Securities with maturity
               at 4/1/25, value $161,167.90)              158,000         4.91%
                                                      ------------

               Total Investments (Cost - $2,514,692)  $ 2,845,702        88.38%

               Other Assets Less Liabilities          $   374,147        11.62%
                                                      ------------

               Net Assets - Equivalent to $5.43 per
               share based on 593,501 shares of
               capital stock outstanding              $ 3,219,849       100.00%
                                                      ============

================================================================================
The Thurlow Growth Fund
================================================================================

Statement of Assets and Liabilities
  June 30, 2001

Assets:
     Investment Securities at Market Value                        $   2,845,702
          (Identified Cost - 2,514,692)
     Cash                                                             1,271,513
     Receivable from investment securities sold                          63,433
     Other Receivables                                                       45
     Organizational expenses, net of accumulated amortization             5,978
     Receivable for Fund Shares Sold                                        100
                                                                  --------------
               Total Assets                                           4,186,771
                                                                  --------------
Liabilities
     Payables:
      Investment Securities Purchased                                   962,056
      Other Expenses                                                      4,866
                                                                  --------------
               Total Liabilities                                        966,922
                                                                  --------------
Net Assets                                                        $   3,219,849
                                                                  ==============
Net Assets Consist of:
     Capital Paid In                                                  7,225,509
     Under Distributed Net Investment Income                                -
     Accumulated Realized Gain (Loss) on Investments - Net           (4,336,670)
     Unrealized Appreciation in Value of Investments-Net                331,010
                                                                  --------------
Net Assets, for 593,501 Shares Outstanding                        $   3,219,849
                                                                  ==============
Net Asset Value and Redemption Price
     Per Share ($3,219,849/593,501 shares)                               $ 5.43

================================================================================
The Thurlow Growth Fund
================================================================================

 Statement of Operations
         For the year ended June 30, 2001

Investment Income:
     Dividends                                                    $         546
     Interest                                                           124,877
                                                                  --------------
          Total Investment Income                                       125,423
                                                                  --------------
Expenses
     Management Fees (Note 4)                                           100,318
     Organizational expenses                                              5,231
                                                                  --------------
          Total Expenses                                                105,549
                                                                  --------------


Net Investment Income                                             $      19,874
                                                                  --------------

Realized and Unrealized Loss on Investments:
     Net Realized Loss on Investments                                (4,255,716)
     Net Unrealized  Loss from Depreciation on Investments             (449,329)
                                                                  --------------
Net Realized and Unrealized Loss on Investments                      (4,705,045)
                                                                  --------------

Net Decrease in Net Assets from Operations                           (4,685,171)
                                                                  ==============

================================================================================
The Thurlow Growth Fund
================================================================================

Statement of Changes in Net Assets
                                                                             7/1/2000        7/1/1999
                                                                                to              to
                                                                             6/30/2001      6/30/2000
From Operations:
     Net Investment Income                                                 $    19,874    $   (96,733)
     Net Realized Gain (Loss) on Investments                                (4,255,716)     1,003,920
     Net Unrealized Appreciation (Depreciation)                               (449,329)       474,385
                                                                           ------------   ------------
     Increase (Decrease) from Net Assets resulting from Operations          (4,685,171)     1,381,571
                                                                           ------------   ------------
Distributions to Shareholders From
     Return of Capital                                                      (1,519,100)             0
     Net Realized Gains on Security Transactions                              (891,899)    (1,083,140)
                                                                           ------------   ------------
     Net Decrease from Distributions                                        (2,410,999)    (1,083,140)
                                                                           ------------   ------------
From Capital Share Transactions:
     Proceeds From Sale of  Shares                                           5,606,252     16,481,754
     Net Asset Value of  Shares Issued on Reinvestment of Distributions      2,382,556      1,074,455
     Value of  Shares Redeemed                                              (7,201,552)   (10,423,505)
                                                                           ------------   ------------
                                                                               787,256      7,132,704

Net Increase (Decrease)  in Net Assets                                      (6,308,914)     7,431,136

Net Assets
     Beginning of Year                                                       9,528,763      2,097,627
                                                                           ------------   ------------

     End of Year                                                           $ 3,219,849    $ 9,528,763
                                                                           ============   ============
     Under Distributed Net Investment Income                                       -              -
                                                                           ------------   ------------

Share Transactions:
     Issued                                                                    300,990        695,783
     Reinvested                                                                315,570         66,598
     Redeemed                                                                 (439,885)      (447,256)
                                                                           ------------   ------------
Net increase in shares                                                         176,675        315,125
Shares outstanding beginning of year                                           416,826        101,701
                                                                           ------------   ------------
Shares outstanding end of year                                                 593,501        416,826
                                                                           ============   ============

================================================================================
The Thurlow Growth Fund
================================================================================

Financial Highlights
Selected data for a share outstanding throughout the period:   7/01/2000    7/01/1999      7/01/1998    8/08/1997
                                                                  to           to             to           to
                                                               6/30/2001    6/30/2000      6/30/1999    6/30/1998(1)
                                                               ---------    ---------      ---------    ---------
Net Asset Value -
     Beginning of Period                                       $   22.86    $   20.63      $    9.09    $   10.00
Net Investment Income                                               0.04        (0.29)(4)      (0.17)       (0.07)
Net Realized and Unrealized Gains ( Losses)                       (10.93)        5.81 (4)      11.71        (0.84)
                                                               ----------   ----------     ----------   ----------
    Total from Investment Operations                              (10.89)        5.52          11.54        (0.91)
                                                               ----------   ----------     ----------   ----------
Distributions from Net Realized Gains (Losses)
     Return of Capital                                             (4.12)        0.00           0.00         0.00
     Distributions from Net Realized Gain from
        Security Transactions                                      (2.42)       (3.29)(4)       0.00         0.00
                                                               ----------   ----------     ----------   ----------
     Total Distributions                                           (6.54)       (3.29)          0.00         0.00
                                                               ----------   ----------     ----------   ----------
Net Asset Value -
     End of Period                                             $    5.43    $   22.86      $   20.63    $    9.09

Total Return                                                      (55.66)%      55.61%        126.95%       (9.10)(2)
Ratios/Supplemental Data
   Net Assets - End of Period (Thousands)                          3,220        9,529          2,098          433
   Ratio of Expenses to Average Net Assets                          1.99%       1.95%           1.95%        1.95%(3)
   Ratio of Net Investment Income to Average Net Assets             0.37%      (1.26)%         (1.24)%      (1.23)(3)
   Ratio of Net Expenses to Average Net Assets - without
        fee waiver                                                  1.99%       4.40%          12.85%       39.47%(3)
   Ratio of Net Investment Income to Average Net
        Assets  - without fee waiver                                0.37%      (3.66)%        (12.19)%     (38.75)(3)
   Portfolio Turnover Rate                                       1342.00%     951.00%        1101.00%      408.62%(3)


(1) For the period August 8, 1997 (Commencement of Operations) through June 30, 1998
(2) Not Annualized
(3) Annualized
(4) Calculated based on Average Shares Outstanding


================================================================================
The Thurlow Growth Fund
================================================================================

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2001

--------------------------------------------------------------------------------





1.       ORGANIZATION

     The Thurlow Funds, Inc. (the "Company") was incorporated under the laws of Maryland on April 30, 1997, and is registered as a no-load, open-end, management investment company under the Investment Company Act of 1940. The Company presently consists of one diversified investment portfolio, The Thurlow Growth Fund (the "Fund"). The principal investment objective of the Fund is capital appreciation, with current income as a secondary objective. The Fund commenced investment operations on August 8, 1997.

2.       SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices. Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices. Debt securities which will mature in more than 60 days will be valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined by management in accordance with procedures approved by the Board of Directors.

b) Security Transactions and Investment Income- Securities transactions are recorded on the trade date. Realized gains and losses are computed on an identified cost basis. Interest income is recorded on the accrual basis, and includes the accretion of discounts and
          amortization   of  premiums.   Dividend  income  is  recorded  on  the
          ex-dividend date, or on the date thereafter when the fund is made aware of the dividend.

c) Federal Income Taxes - No provision for federal income taxes or excise taxes has been made since the Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies in the current and future years.

d) Distributions to Shareholders- Distributions from net investment income for the Fund are declared and paid annually. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

          Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Reclassifications have been made to the Funds' components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

e) Organization Expenses- Organization expenses for the Fund, in the amount of $26,399, are amortized to operations over a five-year period on a straight line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3.      INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments excluding U.S. Government securities and short-term investments, by the Fund for the year ending June 30, 2001, were $51,881,490 and $54,057,620 respectively. The aggregate purchases and sales of U.S. Government securities, by the Fund for the year ending June 30, 2001 were $512,736 and $513,427 respectively.

     At June 30, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:


     Appreciation             $   309,347
     Depreciation                 (16,639)
                              ------------
     Net appreciation on
          Investments         $   292,708
                              ===========

     At June 30, 2001, the cost of investments for federal income tax purposes was $2,552,994.

4.       INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Fund has entered into an Investment Advisory Agreement with Thurlow Capital Management, Inc. ("Adviser"). Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.90% as applied to the Fund's daily net assets.

     Mutual Shareholder Services serves as transfer agent and accounting services agent, Fifth Third Bank serves as custodian and Thurlow Capital Management serves as administrator.

     If the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.90% of the Fund's average daily net assets, the Adviser is obligated to reimburse the Fund for the amount of such excess.




5.       CHANGE IN INDEPENDENT ACCOUNTANTS

     Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain Baird, Kurtz & Dobson as this funds' independent accountants and voted to appoint KPMG LLP for the fund's fiscal year ended June 30, 2001. During the two previous fiscal years, Baird, Kurtz & Dobson's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 6, 2001, there were no disagreements between the Fund and Baird, Kurtz & Dobson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to the satisfaction of Baird, Kurtz & Dobson would have caused it to make reference to the disagreements in its report on the financial statements for such years.

6.       NEW ACCOUNTING PRONOUNCEMENT

     In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for the fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of payments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its' reporting and disclosure requirements, other requirements are effective presently. These accounting changes will have no material impact to the Fund's financial statements.

7.       CAPITAL LOSS CARRYFORWARD

     As of June 30, 2001, The Thurlow Growth Fund incurred a capital loss carryforward of $1,528,949. This capital loss carryforward may be used to offset future capital gains until June 30, 2009, at which time the carryforward will expire. It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforward.

                         Independent Auditors' Report



To the Board of Directors and Shareholders
The Thurlow Funds, Inc.

We have audited the accompanying statement of assets and liabilities of The Thurlow Growth Fund (the Fund), a portfolio of The Thurlow Funds, Inc., including the schedule of investments, as of June 30, 2001, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2000 and the financial highlights for each of the years or periods in the three-year period ended June 30, 2000 were audited by other auditors whose report dated August 17, 2000 expressed an unqualified opinion.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Thurlow Growth Fund as of June 30, 2001, the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/S/ KPMG LLP

KPMG LLP

Boston, Massachusetts
August 20, 2001

================================================================================
The Thurlow Growth Fund
================================================================================

--------------------------------------------------------------------------------





                       Investment Adviser & Administrator
                        Thurlow Capital Management, Inc.


                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                          8869 Brecksville Rd. Suite C
                              Brecksville, OH 44141

                                    Custodian
                                Fifth Third Bank
                              Mutual Fund Services
                            38 Fountain Square Plaza
                                    MD 1090E5
                              Cincinnati, OH 45263

                                     Counsel
                                Foley and Lardner
                            777 East Wisconsin Avenue
                            Milwaukee, WI 53202-5367

                              Independent Auditors
                                    KPMG LLP
                                 99 High Street
                                Boston, MA 02110

                                    Directors
                                Thomas F. Thurlow
                                  Martina Hearn
                                Natasha L. McRee
                             Stephanie E. Rosendahl
                                 R. Clint McRee
                                  Tamara Field
                                 Christine Owens